UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 13, 2018
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2018-C8
(Central Index Key Number 0001735646)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Starwood Mortgage Funding VI LLC

(Central Index Key Number 0001682518)

BSPRT Finance, LLC

(Central Index Key Number 0001632269)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-14	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 15, 2018, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMDB 2018-C8, Commercial Mortgage Pass-Through Certificates, Series 2018-C8, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2018 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in the JPMDB Commercial Mortgage Securities Trust 2018-C8 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 41 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 69 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Meridian Corporate Center” on Exhibit B to the Pooling and Servicing Agreement (the “Meridian Corporate Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Meridian Corporate Center Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity. The Meridian Corporate Center Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Benchmark 2018-B4 PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the Benchmark 2018-B4 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the Benchmark 2018-B4 Pooling and Servicing Agreement applicable to the servicing of the Meridian Corporate Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on June 15, 2018.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2018	J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary